UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2006

SYMMETRY MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	333-116038	35-1996126
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

220 West Market Street, Warsaw, Indiana	46580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 268-2252

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

          Item 2.02   Results of Operations and Financial Condition

          Item 9.01   Financial Statements and Exhibits

SIGNATURES

Item 2.02  Results of Operations and Financial Condition

On November 1, 2006, the Company issued a press release containing earnings information for its third fiscal quarter of 2006.  A copy of the press release is being furnished as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

          (d) Exhibits

                    99.1          Press Release issued by Symmetry Medical Inc., dated November 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMMETRY MEDICAL INC.

/s/ Fred Hite

Date: November 1, 2006	Name:	Fred Hite
	Title:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Symmetry Medical Inc. dated November 1, 2006.